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                                                                    Exhibit 10.2


                                   LEASE DEED

THIS LEASE DEED ('LEASE DEED') is made at Gurgaon on this 10(th) day of March 2005.

                                    BETWEEN

M/S DLF CYBER CITY, a partnership firm duly registered under the Indian Partnership Act, 1932 having its office at 1-E, Jhandewalan Extension, New Delhi-110055 (hereinafter referred to as "THE LESSOR" which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include the said M/s DLF Cyber City and all the partners for the time being constituting the Firm and their respective legal representatives, administrators, heirs, executors, successors and assigns) acting through its signatory, Mr A.S.Minocha vide authorization dated 18.5.2004 of the FIRST PART

                                      AND

M/S. WNS Global Services (P) Ltd a company incorporated under the Companies Act, 1956 and presently having its registered office in India at Gate 4, Godrej & Boyce Complex, Pirojshanagar, Vikhroli (W), Mumbai 400 079 (hereinafter referred to as "THE LESSEE" which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) through its signatory Mr. Amit Bhatia vide Board resolution dated 7(th) February 2005 of the OTHER PART.

(Both THE LESSOR and THE LESSEE are collectively referred to as "THE PARTIES")

A. WHEREAS M/s DLF Universal Limited and M/s. DLF Housing and Construction Limited, companies incorporated under the Companies Act, 1956, having their registered offices at 3(rd) floor, Shopping Mall, Arjun Marg, Phase-I, DLF City, Gurgaon, Haryana owned an undivided plot of land (as shown in plan attached) in Phase-III, DLF City, Tehsil and District Gurgaon, more fully described in ANNEXURE-III(hereinafter referred to as the "SAID PLOT") reserved and approved for office use pursuant to the layout plan approved by Director, Town and Country Planning, Government of Haryana, Chandigarh under the Haryana Development and Regulation of Urban Areas Act, 1975;

B. AND WHEREAS DLF Universal Limited then was in the process of constructing multi-storied buildings on the said Plot and on January 7, 2004, M/s. DLF Universal

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     Limited and M/s. DLF Housing & Construction Limited brought the undivided ownership of the said plot along with constructions made thereon in the common stock of the partnership firm, namely, M/s. DLF Cyber City on January 7, 2004, vide a Memorandum of Partnership executed on January 27, 2004;

C. AND WHEREAS the said Plot along with constructions made thereon ceased to be the property of M/s. DLF Universal Limited and M/s. DLF Housing and Construction Limited and became the absolute property of the partnership firm 'DLF Cyber City' on the date of January 7, 2004;

D. AND WHEREAS THE LESSOR is constructing multi-storeyed buildings comprising of three towers namely A, B & C with basements named as "Infinity Towers" (hereinafter referred to as the "SAID BUILDING") prescribed use whereof is offices with basements for parking and services in accordance with the building plans as approved by the Director Town & Country Planning Department, Government of Haryana, Chandigarh;

E. AND WHEREAS THE LESSOR is seized and possessed of the said Plot and the building constructed thereon and is competent to lease office spaces in the said Building on the said Plot.

F. AND WHEREAS based on the above representations made by THE LESSOR and after due inspection and verification of the said Plot, approved building plans, ownership record of the said Plot and other documents relating to the title, competency and all other relevant details THE LESSEE is satisfied in all respects with regard to the right, title and authority of THE LESSOR to enter into this Lease Deed.

G. AND WHEREAS THE LESSEE has approached THE LESSOR to take on lease and THE LESSOR has agreed to give on lease, office space in the said Building as per detailed terms stipulated in this Lease Deed and ANNEXURES I TO X annexed hereto.

H. AND WHEREAS both the Parties have agreed to enter into this Lease Deed on the terms and conditions stipulated in this Lease Deed and ANNEXURES I TO X annexed hereto:

NOW THEREFORE IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:

1. THE LESSOR hereby leases out to THE LESSEE and THE LESSEE takes on lease from the Lease Commencement Date (as specified in ANNEXURE-II), office space admeasuring an aggregate super built up area of 8453.641 sq. mtrs ((90,995 sq.ft.) in the said Building as more detailed in ANNEXURE-II (hereinafter referred to as the "DEMISED PREMISES"), the area calculations for which are defined in ANNEXURE-IV to this Lease Deed, and obtains the right to use only the common areas in the said Building/said Plot to be used by THE LESSEE together with other occupants in the said Building and the right to park in terms of this Lease Deed, cars in the car parking spaces earmarked in the basement(s)/surface by THE LESSOR and the right to use only, along with other occupants in the said Building, areas in the basement reserved for common services and common circulation.

2. The rent as specified in this Lease Deed shall commence from the Date of Rent Commencement as specified in ANNEXURE-II.

     The car parking space charges, maintenance and other charges as specified in this Lease Deed shall commence from the Date of Possession which date shall hereinafter be alternatively referred to as the 'DATE OF LEASE COMMENCEMENT' as specified in ANNEXURE-II.

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     The detailed calculations of rent, car parking space charges & security deposits payable by THE LESSEE during the period of lease are given in Annexure -- V to this Lease Deed separately, which forms part and parcel of this Lease Deed.

3. During Lock-in-period as given in Annexure -- II (the "Lock-in-period"), starting from the Date of Lease Commencement, THE LESSEE shall not be entitled to terminate the Lease Deed during this period. THE LESSEE can terminate the Lease Deed, without cause, at any time after the expiry of the Lock-in-period of lease by giving notice in writing or payment of rent and other dues in lieu of the notice to THE LESSOR as per the notice period mentioned in Annexure -- II. In the event of THE LESSEE terminating the Lease Deed before the expiry of Lock-in-period, THE LESSOR shall also be entitled to payment of rent, car parking space charges and maintenance charges, taxes, etc., if any, for the entire unexpired period of the Lock-in-period, from THE LESSEE. THE LESSOR's sole right of terminating this Lease Deed shall be as contained in Annexure -- I -- Clause 39.

4. THE LESSOR shall charge and THE LESSEE shall pay an initial rent of Rs. 30/- (Rupees Thirty only) per sq.ft. per month as more detailed in Annexure -- II on the super built-up area of the Demised Premises to be paid fully without any and all deductions whatsoever except deduction of income-tax at source, if applicable.

5. In addition to the rent payable for the Demised Premises as stipulated in this Lease Deed, THE LESSEE shall also be liable to bear and pay on its sole account the entire part of any and all levies, duties, taxes on property, charges, rates, cesses, fees, wealth-tax, etc. imposed/demanded by the Central or the State Government/any local body/all other authorities and all increases and/or fresh impositions thereof as applicable and attributable to the said Plot/said Building/Demised Premises on and from the Date of Possession. THE LESSEE shall also be liable to fulfill any and all procedural requirements as may be prescribed by the Central or the State Government/any local body/all other authorities in connection with the subject matter hereof.

6. In the event any such fresh imposition and/or increase as stated above in Clause 5 hereof is levied retrospectively, the liability of THE LESSEE shall relate only to the period on and from the Date of Possession and the same shall not be deductible/adjustable from the rent and other sums due and payable by THE LESSEE to THE LESSOR in terms of this Lease Deed. All such fresh impositions and/or increases as above stated shall be paid by THE LESSEE to THE LESSOR within fifteen (15) days of written demand by THE LESSOR to THE LESSEE, giving details thereof duly supported with copies of the relevant documents, if any, from the Central or State Government/local body/any and all authorities, as the case may be. In the event any all such levies, duties, taxes on property, charges, rates, cesses, fees, wealth-tax, etc., referred to above and/or such fresh imposition and/or increase is payable by THE LESSEE to the Central or State Government/local body/any and all authorities as the case may be, THE LESSEE shall pay the same immediately upon the same becoming due. Any default made by it in such payment shall be entirely at its own risk and penalties thereby accruing will be entirely borne and paid by it.

7. At present various services, facilities within the said Plot/said Building/Demised Premises and civic amenities in the DLF City where the Demised Premises/said Building are located are being maintained by DLF Services Limited ("DSL"), the nominee of THE LESSOR. Maintenance services are as set out in Annexure -- VI to this Lease Deed, charges of which are payable to DSL or any other nominees/assigns of THE LESSOR as per bills raised by them calculated at 1.2 times the actual expenditure. Additional charges towards service tax(es) as applicable, shall also be payable by THE LESSEE.

     However, the maintenance charges are charged for normal office operations i.e. from 8.00 A.M. to 8.00 P.M. (Monday to Friday) and from 8.00 A.M. to
     2.00 P.M. on Saturdays. For working beyond normal office hours, additional charges will be based

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     on cost plus 20% and in case there are other offices operational during that time, the cost for the same will be shared proportionately. The maintenance charges shall be subject to deduction of income-tax at source as applicable.

     Notwithstanding anything contained in the Lease Deed/Annexures to the Lease Deed, the maintenance charges for the initial twelve (12) months shall be capped @Rs.21 per sq.ft. per month on the super built-up area for 24*6 operations and Rs.23 per sq.ft. per month on the super built-up area for 24*7 operations. These estimated maintenance charges are charges as on 1st Jan 2005 and will change subject to variation in the cost of any of the components of the maintenance charges i.e. electricity rates, petroleum products, taxes, wages and salaries at any point of time.

     The Service Tax as applicable shall be additional.

8. THE LESSEE agrees that, in consideration of THE LESSOR granting lease and THE LESSEE in consideration of taking on lease the Demised Premises and due performance of all its obligations stipulated in this Lease Deed, THE LESSEE shall pay and always maintain with THE LESSOR during the entire term of this Lease Deed, an interest free refundable deposit ("Interest Free Refundable Security Deposit") for an amount as mentioned in Annexure -- II.

9. THE LESSEE has paid an amount as mentioned in Annexure II, the receipt of which is hereby acknowledged by THE LESSOR as the portion of the Interest Free Refundable Security Deposit paid at the time of signing of the Memorandum of Understanding. The balance sum as mentioned in Annexure -- II being the balance of the Interest Free Refundable Security Deposit shall be paid by THE LESSEE on Lease Commencement Date.

10. Upon increase in rent as mentioned in Annexure -- II, the aforesaid Interest Free Refundable Security Deposit shall automatically stand increased proportionately as mentioned in Annexure -- II. The increased amount of Interest Free Refundable Security Deposit shall be paid by THE LESSEE along with the rent due for the month succeeding the month in which the term of the Lease Deed is renewed.


11. The entire amount paid by THE LESSEE as Interest Free Refundable Security Deposit during the lease period shall be kept by THE LESSOR which shall be refunded by THE LESSOR to THE LESSEE without any interest upon THE LESSEE surrendering peaceful, vacant and physical possession of the Demised Premises in bare shell condition on expiry or earlier termination of this Lease Deed, if any and subject to adjustment of arrears of rent and any other sum, if any, due and payable under this Lease Deed as renewed from time to time.

12. On Lease Commencement Date THE LESSEE agrees to pay to THE LESSOR an amount as mentioned in Annexure -- II as Interest Free Refundable Maintenance Security Deposit which shall be refunded to THE LESSEE upon surrendering peaceful, vacant and physical possession of the Demised Premises in bare shell condition and after adjustment of any amount due from THE LESSEE on account of maintenance and other charges under this Lease Deed and of any amount due from THE LESSEE to THE LESSOR and any adjustments, deductions or reimbursement for any damages suffered by THE LESSOR on account of any default or breach of any obligation by THE LESSEE under this Lease Deed.

13. THE LESSEE agrees, in consideration of THE LESSOR granting right to use car parking spaces as mentioned in Annexure -- II earmarked in the basement(s)/surface (plan attached as Annexure -- VII to this Lease Deed) to perform all its obligations under this Lease Deed pertaining to use of car parking spaces.

14. THE LESSEE shall not have the right to terminate this Lease Deed hereby granted and vacate the Demised Premises until the expiry of the Lock-in-period as mentioned in Annexure -- II starting from the Date of Lease Commencement. Thereafter, THE

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     LESSEE shall have an option to renew the Lease Deed for such terms as mentioned in Annexure -- II by giving six (6) months' advance notice in writing prior to the expiry of the first term of the Lease Deed and upon exercise of renewal option, THE LESSOR shall execute and cause the renewed Lease Deed to be registered, at the cost of THE LESSEE, and the renewed Lease Deed shall be on the same lines hereof except only that the rent (and correspondingly, the security deposits and car parking charges, if any) shall be enhanced as mentioned in Annexure -- II. THE LESSEE agrees that in case THE LESSEE terminates the Lease Deed prior to the expiry of Lock-in-period as mentioned in Annexure -- II to this Lease Deed, then THE LESSEE shall be liable and hereby authorises THE LESSOR to deduct from the deposits lying with THE LESSOR, the entire rent and other sums due and payable under this Lease Deed for the unexpired period of the Lock-in-period and other sums due and payable under this Lease Deed on that date. Further, THE LESSEE undertakes to pay the balance, if any, remaining after such adjustment on or before the expiry of notice of termination.

15. After the said Lock-in-period, THE LESSEE may terminate the lease by giving six (6) months' prior notice in writing to THE LESSOR or by payment of proportionate equivalent rent and all other charges/sums stipulated under this Lease Deed in lieu of the notice. Upon the expiry of six (6) months from the date of notice, as aforesaid, the lease shall stand terminated subject to THE LESSEE paying THE LESSOR till the date of vacation of the Demised Premises, the entire rent, car parking charges, maintenance charges, other charges, taxes, etc. as set out in this Lease Deed and handing over vacant, peaceful physical possession of the Demised Premises.

     That upon the expiry of initial lease period as mentioned in Annexure -- II or upon expiry or earlier termination during the renewed period as stipulated above, this Lease Deed will expire and come to an end subject to THE LESSEE paying to THE LESSOR till the date of vacation of the Demised Premises, the entire rent, car parking space charges, maintenance charges, other charges, taxes, etc. as set out in this Lease Deed and handing over vacant, peaceful physical possession of the Demised Premises. If THE
     LESSEE fails to pay as aforesaid or hand over peaceful and vacant physical possession of the Demised Premises on the date of expiry of the last day of lease, THE LESSEE agrees to pay to THE LESSOR damages calculated @ Rs. 2,72,985/- (Rupees Two Lacs Seventy Two Thousand Nine Hundred Eighty Five only) per day for occupation of the Demised Premises by THE LESSEE and in such an event THE LESSEE hereby authorises THE LESSOR to withhold without any interest the refund of all the refundable security deposits lying with THE LESSOR. THE LESSEE further agrees and authorises THE LESSOR, in the event of such occupation of the Demised Premises exceeding a period of three (3) months beyond the expiry or last day of earlier termination of the lease, to forfeit all the refundable security deposits lying with THE LESSOR and in addition to continue to be liable and pay damages calculated @ Rs. 2,72,985/- (Rupees Two Lacs Seventy Two Thousand Nine Hundred Eighty Five only) per day for the number of days of such occupation beyond the expiry or earlier termination of the Lease Deed.

16. Simultaneous to THE LESSEE paying all its dues under this Lease Deed and delivering peaceful, vacant and physical possession of the Demised Premises on or before the last day of the validity of the Lease Deed, THE LESSOR shall refund all refundable security deposits without any interest under this Lease Deed deposited by THE LESSEE after adjustment of outstanding dues, if any.

     In case of delay by THE LESSOR in refunding the refundable security deposits, THE LESSOR shall pay interest to THE LESSEE at the rate of 15% p.a. for the period of delay.

17. All costs, charges, expenses including penalties, payable on or in respect of execution and registration of this Lease Deed and on all other instruments and deeds to be executed pursuant to this Lease Deed, shall be borne and paid solely by THE

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     LESSEE who shall be responsible for compliance of the provisions of Indian
     Stamp Act, 1899.

18. The Lease Deed alongwith the Annexures annexed hereto constitutes the entire agreement between the Parties and revokes and supersedes all previous discussions, correspondence and deeds between the Parties, if any concerning the matters covered herein whether written, oral or implied. This Lease Deed shall not be changed or modified except by written amendment duly agreed by the Parties.

19. The original Lease Deed duly executed and registered in terms of this Lease Deed shall be retained by THE LESSOR and copy of the same certified to be a true copy will be provided to THE LESSEE by THE LESSOR. The original Lease Deed shall be produced by THE LESSOR as and when required by THE LESSEE.

20. Failure of either Party to enforce at any time or for any period of time the provisions hereof shall not be construed to be waiver of any provisions or of the right thereafter to enforce each and every provision hereof.

21. THE LESSOR shall not be held responsible for any consequences or liabilities under this Lease Deed if it is prevented in performing its obligations under the terms of this Lease Deed by reason of laws or regulations, action by any local body or authority, local or otherwise, riots, insurrection, war, terrorist action, acts of God and unforeseen circumstances beyond its control.

22. The Civil Courts at Gurgaon and Punjab and Haryana High Court at Chandigarh, alone shall have jurisdiction in all matters arising out of and touching and/or concerning this transaction.

23. That this Lease Deed and the rights and obligations of the Parties under or arising out of this Lease Deed shall be construed and enforced in accordance with the laws of India.

The terms and conditions agreed between THE LESSOR and THE LESSEE containing interalia a) covenants and conditions to be observed and performed by THE LESSEE, and b) covenants and conditions to be observed and performed by THE LESSOR are as per Annexures I to X of this Lease Deed. These Annexures I to X shall form an integral part of this Lease Deed and shall be binding on THE LESSOR and THE LESSEE.

IN WITNESS WHEREOF THE LESSOR M/s DLF Cyber City through its Authorised Signatory Shri A.S.Minocha authorised to execute lease deeds etc. This Deed will be presented for registration before the Registering Authority and got registered by Shri Jasmer Singh S/o Shri Balwant Singh R/o C-68, Indira Enclave, Neb Sarai, New Delhi 110068, who has been authorised vide resolution dated 15-10-2001 of the company to appear before the registering authority and present for registration, acknowledge and get registered any deed or documents executed by Shri A.S.Minocha on behalf of THE LESSOR.

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IN WITNESS WHEREOF the Parties hereto have set their hands and seal to these presents on the day, month and year first and above mentioned.

SIGNED AND DELIVERED on behalf of the above named DLF Cyber City acting through Mr. A.S.Minocha, Authorised Signatory:

in the presence of:


                                                     FOR AND ON BEHALF OF
WITNESSES :                                          DLF CYBER CITY

1
                                                       /s/ A.S.Minocha

                                                        (A.S.MINOCHA)
                                                     AUTHORISED SIGNATORY

2

SIGNED AND DELIVERED on behalf of the above named M/s. WNS Global Services (P) Ltd by its Authorised Signatory, Mr. Amit Bhatia:

In presence of

WITNESSES


                                                        FOR AND ON BEHALF OF
1                                                    WNS Global Services (P) Ltd


                                                          /s/ Amit Bhatia

                                                            (AMIT BHATIA)
2                                                       AUTHORISED SIGNATORY

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                                   ANNEXURES

I    - Detailed Terms and Conditions between THE LESSOR and THE LESSEE

II   - Commercial Terms and Conditions

III  - Description of the Plot

IV   - Super area calculations

V    - Statement of rent, Interest Free Refundable Security Deposit, Interest
       Free Refundable Maintenance Security Deposit, payable by THE LESSEE to THE LESSOR during the lease period.

VI   - Maintenance charges.

VII  - Car parking spaces earmarked for use by THE LESSEE

VIII - Specifications

IX   - Condition of the Demised Premises at the time of handover for occupation

X    - THE LESSEE's responsibility during interior fitouts work, additions/modifications/alterations of interior works and during the Lease Tenure/Lease Renewal

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                                                                      ANNEXURE-I

TERMS AND CONDITIONS FORMING AN INTEGRAL PART OF THE LEASE DEED DATED BETWEEN DLF CYBER CITY AND WNS GLOBAL SERVICES (P) LTD, WHILE NOT DEROGATING FROM THE MUTUAL PROMISES SET OUT THEREIN:

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE LESSEE:

1. To pay THE LESSOR or its nominees/permitted assigns, by cheque/bank draft/transfer payable at New Delhi the rent and all other sums payable under this Lease Deed on the 1st day of each calendar month (due date) but not later than the 7th day, in advance for the month in respect of which such sums are payable.

2. To be liable to pay interest @ 15% per annum on all amounts due and payable by THE LESSEE under this Lease Deed for the period of delay beyond the due date. This is in addition to the rights of THE LESSOR under PARAGRAPH 39 OF this ANNEXURE-I given hereunder.

3. To pay all the amounts agreed to be paid in Clauses 4, 5 and 6 of the Lease Deed, provided, however, that the liability of THE LESSEE for such payments shall be calculated proportionately to the super built-up area of the Demised Premises and provided further that such liability shall commence from the date such revision/imposition/increase is effective from the Date of Possession or any subsequent date.

4. To pay THE LESSOR or its nominees or assigns including DSL, the actual charges incurred by THE LESSOR for consumption of electricity and power in the Demised Premises and to pay by the due date the bills for consumption of power and electricity. In case of meters provided separately, THE LESSEE shall pay by due date the meter hire and also the bills for consumption of power and electricity in the Demised Premises as recorded in the meters or as demanded by THE LESSOR or its nominees or assigns including DSL. In case of there being common meter(s) for recording the consumption by THE LESSEE jointly with the other tenants or occupants of the said Building, THE LESSEE shall pay the proportionate cost of power and electricity charges calculated on the super built-up area of the Demised Premises. THE LESSOR shall, as and when required provide THE LESSEE with the facility and use of their stand by generators as and by way of back up for their internal power and electricity requirements at 1.2 times of expenditure incurred by THE LESSOR. Provided, however, that THE LESSEE shall plan and distribute its electrical loads in conformity with the electrical systems installed by THE LESSOR and get these works executed after due approval in writing from THE LESSOR. Provided further that, should modifications, additions, alterations be required in the fire-fighting, electrical and other systems already installed, THE LESSOR shall, if feasible make such changes and be entitled to recover from THE LESSEE, all additional cost incurred on this account at
     1.2 times of actuals.

5. To carry out day-to-day maintenance of the Demises Premises and the fixtures and fittings installed therein and the normal maintenance, minor repairs, including painting and distempering and polishing the interior of the Demised Premises at its own cost.

6. To pay every month in advance, along with the aforesaid rent proportionate charges for the operation/maintenance/service charges (more specifically detailed in ANNEXURE-VI) in respect of the central air-conditioning/heating plant, the cost of running, maintenance and servicing of the service/utility lifts, generators, the cost of cleaning the said Plot and said Building, maintenance of lawn/grounds, cost of security services, electricity charges, water charges and such other necessary/ancillary expenses of and incidental to the preservation and maintenance of the said Building and the said Plot in which the Demised Premises is located and for the adequate provision of common services and facilities at 1.2 times of actual expenditure pro rata to the super built-up area of the Demised Premises.

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7.   To permit THE LESSOR and its agents at all reasonable hours, but after prior notice in writing to that effect, to enter into the Demised Premises for the purpose of inspection or for any other purposes connected with the Lease Deed.

8. To hand over the Demised Premises together with THE LESSOR's fixtures and fittings therein, in good order and condition (reasonable wear and tear excepted) on the expiry/earlier termination of the Lease.

9. Not to do or permit to be done any act or thing which may render void or voidable any insurance relating to or in respect of a part or the whole of the said Plot, the said Building or the Demised Premises, or cause any increase in premium payable in respect thereof.

10. To use the Demised Premises for office purposes only and not to carry on or permit to be carried on in the Demised Premises or in any part thereof any activities which shall be or are likely to be unlawful, obnoxious or of nuisance, annoyance or disturbance to other tenants/occupants of the said Building wherein the Demised Premises are situated or store any goods of hazardous or combustible nature or which are heavy so as to affect the construction or the structure of the said Building or any part thereof or in any manner interfere for common use. The usage of the Demised Premises for office use shall be unrestricted and uninterrupted and shall be made available at all times of day and night to THE LESSEE, its employees, servants, representatives, customers, visitors and invitees.

11. Subject to all local laws applicable, THE LESSOR shall, through its architect identify the location(s) and provide space for internal signage at the atrium/floor occupied by THE LESSEE, as approved by the architect and THE LESSEE will be allowed to put signage on such location.

     Further, LESSOR shall through its architect identify the location for the LESSEE to put up its signage at LESSEE's cost on the external facade of the building as and when requested by LESSEE at an annual charge as mentioned in ANNEXURE II, payable in advance, subject to availability at the time of exercising this option.

     All taxes, duties, rates, cesses, costs and charges relating to the internal/external signage payable to the authorities concerned shall be borne and paid by THE LESSEE.

12. The Demised Premises shall be used by THE LESSEE only and THE LESSEE undertakes that it shall not assign, transfer, mortgage, sublet or underlet or grant leave & license or transfer or part with or share possession in any manner whatsoever, of any portion of the Demised Premises.

     In the event, THE LESSEE merges/amalgamates/consolidates or transfer its assets with/to any entity on account of any merger/amalgamation/consolidation, then a fresh Lease Deed shall be executed between THE LESSOR and the new entity and all costs, charges, expenses including penalties, payable on or in respect of execution and registration of the fresh Lease Deed and on all other instruments and deeds to be executed pursuant to the fresh Lease Deed, shall be borne and paid solely by new entity/transferee who shall be responsible for compliance of the provisions of Indian Stamp Act, 1899.

     However, THE LESSEE shall have the option to sub-let any portion of the Demised Premises to any of its subsidiaries/group companies, without any approval from THE LESSOR but with prior written intimation. Further, THE LESSEE shall have the option to sub-let any portion of the Demised Premises to any third party after obtaining the prior written approval of THE LESSOR which approval will not be unreasonably withheld and will be given in 5 business days from the date of receipt of the request.

     However, at all times, including when the Demised Premises are sublet by THE LESSEE in accordance with the abovestated, THE LESSEE alone shall be responsible for enforcement/compliance of the terms and conditions of this Lease Deed.

13. THE LESSEE shall not make any structural additions or alterations in the Demised Premises without prior consent of THE LESSOR in writing.

14. Upon its taking possession of the Demised Premises from THE LESSOR, THE LESSEE is satisfied that the construction work as also various installations like electrification work, sanitary fittings, water, sewerage connections, fire fighting equipment and detection systems etc. are in good working condition and all shortcomings/complaints and defects, if any, have been removed and rectified before its taking possession from THE LESSOR and that it shall not require THE LESSOR to perform any work whatsoever in the Demised Premises (except structural repairs if any) and there shall be no obligation whatsoever on the part of THE LESSOR to repair, renovate, improvise or to do anything concerning the Demised Premises, the said Building and the said Plot in any manner whatsoever.

15. THE LESSOR has provided the fire fighting and fire detection system in accordance with the Amendment no. 3 to the National Building Code of 1983
     (SP7):1983 Part IV on each floor, common areas and basements of the building.

     When the Demised Premises are handed over to THE LESSEE for interior fit-out work or when THE LESSEE carries any additional interior works/modifications/alterations during the Lease period, THE LESSEE agrees that it shall carry out such work, without altering/tampering with the fire fighting systems as installed therein. However, any modifications/additions/alternations to the existing fire fighting system shall be made by THE LESSEE with the prior written approval of THE LESSOR and by providing alternative and standby fire fighting system.

     Any lapse/violation/negligence on the part of THE LESSEE or its contractors/agents during any such interior works or additions/modifications/alterations resulting in any kind of hazard or fire in the Demised Premises/Building, loss of life/property including third party, damage to the Demised Premises/building structure etc. and all financial and legal consequences arising therefrom shall be the sole responsibility of THE LESSEE and shall not impose any legal and financial liability on THE LESSOR.

     THE LESSEE'S responsibility during interior fitouts work, additions/modifications/alterations of interior works and during the Lease Tenure/Lease Renewal is more specifically detailed in Annexure X hereto.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE LESSOR:

16. During the term of the Lease Deed, THE LESSOR shall at its own cost, design and install a continuous and proper air conditioning/heating system and shall maintain the same in good order and condition and shall operate and run the same to ensure air conditioning/heating facilities to the Demised Premises throughout the year and shall be entitled to recover from THE LESSEE, charges on the basis stipulated in this Lease Deed. Provided, however, that should THE LESSEE require any changes, additions, alterations, in the system, due to its interior layouts, THE LESSOR shall, if possible, make such changes and be entitled to recover from THE LESSEE, all additional costs incurred on this account at 1.2 times of actuals.

17. Except in the event of a mechanical defect and/or electrical failure, THE LESSOR shall provide air conditioning/heating facilities to the Demised Premises during the normal office hours i.e. from 8 a.m. to 8 p.m. on all week days except Saturdays, Sundays and Public Holidays. On Saturdays, the air conditioning will be provided from 8 a.m. to 2 p.m. only. Provided, however, that on receiving twenty four (24) hours' notice, in writing, should THE LESSEE so require, THE LESSOR, if possible and permissible, may at the exclusive cost of THE LESSEE, provide air-conditioning facilities, on the second half of Saturday and also Sundays and/or Public Holidays, calculated at 1.2 times the actual cost incurred on this account, to the Demised Premises beyond the timings fixed, as aforesaid for the provision of such facilities.

     However, for the initial 12 months, THE LESSOR shall provide air-conditioning/heating facilities to the Demised Premises for 24X6 operations on all days except Sundays and Public Holidays.

18. Except to the extent of a mechanical defect and/or electrical failure, THE LESSOR shall maintain the lifts in the said Building serving the Demised Premises and operate and run the same during the normal office hours as specified above, on all week days except on Saturdays, Sundays and Public Holidays. On Saturdays, the lifts shall operate for first half of the day only. These timings shall, however, be subject to such restrictions as may be imposed by any competent authority in this behalf. One of the lifts in the said Building shall, however, operate even after normal office hours as well as on second half of Saturdays and also on Sundays and/or Public Holidays.

     Provided, however, THE LESSEE may by giving twenty four (24) hours' notice in writing, should THE LESSEE so require, THE LESSOR may provide lift facilities to THE LESSEE calculated at 1.2 times the actual cost incurred on this account, beyond the timings fixed as aforesaid for the provision of such lift facility to the Demised Premises, on the second half of Saturdays and also on Sundays and Public Holidays.
     However, for the initial 12 months, THE LESSOR shall maintain the lifts in the said Building serving the Demised Premises and operate and run the same for 24X6 operations on all days except Sundays and Public Holidays.

19. To carry out its own cost, all major and structural repairs to the Demised Premises and also to the said Building.

20. To supply and maintain regular supply of electricity and water to the Demised Premises.

21.  To keep the Demised Premises in wind and water tight condition.

22. To permit to carry out at the cost of THE LESSEE, but without in any way damaging the main structure of the Demised Premises or the said Building, erection of internal partitions and other internal alterations and additions which are not visible from outside, as may be necessary for the business of THE LESSEE provided THE LESSEE shall give prior written intimation of thirty (30) days to THE LESSOR in writing before commencing such alteration(s) or addition(s), provided, further that if any such additions or alterations, require the prior approval or permission of any Municipality or any other local body or authority, local or otherwise, or are governed by any rules or regulations. THE LESSEE shall not carry out such additions or alterations or erections without obtaining the prior permission or approval aforesaid and complying with such rules and regulations of such Municipal or local body or Government Authority. Provided further, that THE LESSEE shall upon vacating the Demised Premises remove such fittings and restore the Demised Premises to THE LESSOR in its original condition excepting reasonable wear and tear.

23. To allow during the term of the Lease Deed, peaceful and uninterrupted enjoyment of the Demised Premises, subject to THE LESSEE performing all its obligations under this Lease Deed.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE PARTIES:

24. The super built-up area calculations are as provided in ANNEXURE-IV hereto. All payments by THE LESSEE towards rent, interest free security deposit, interest free maintenance security deposit, maintenance and other charges etc. shall be determined and payable by THE LESSEE in terms of the final super built-up area to be determined on the Date of Possession by THE LESSOR.

25. In the event any local body/authority takes over the maintenance of such services and facilities/amenities and the payment for such services and facilities/amenities of DLF City (more particularly set out in ANNEXURE-
     VI) to the local body/authority is to be made by THE LESSOR, then THE LESSEE agrees to reimburse all such costs and charges as may be levied in respect of the Demised Premises to THE LESSOR as may be demanded by THE LESSOR.

26. THE LESSOR has provided electrical wiring only up to the main distribution board on each floor in the said Building and shall not provide any electric wiring, fixtures, fans, electric and water meters etc., inside the office spaces which shall be installed by THE LESSEE at its own cost. Similarly air conditioning is provided by THE LESSOR up to air handling unit on each floor of the said Building. The internal distribution system of air conditioning in the Demised Premises shall be the sole responsibility of THE LESSEE.

27. THE LESSEE agrees to pay deposit for bulk supply of electricity as mentioned in ANNEXURE-II, if provided, as and when demanded by DSL/THE LESSOR or its nominees/assigns. THE LESSEE agrees to reimburse to THE LESSOR/DSL or any other nominees or assigns, costs, charges, deposits, etc. as may be demanded by Dakshin Haryana Bijli Vitran Nigam Limited from time to time and paid by THE LESSOR/DSL or its nominee/assign for arranging bulk electricity supply to the said Plot/said Building/Demised Premises and such reimbursement is to be payable to THE LESSOR on the basis of proportionate electricity load provided to the Demised Premises and proportionate load attributable to THE LESSEE in respect of common areas of the said Plot/said Building. Out of the above sums, any deposit to be refunded by Dakshin Haryana Bijli Vitran Nigam Limited shall, be refunded by THE LESSOR to THE LESSEE upon the expiry and/or earlier termination of this Lease Deed and on handing over the peaceful physical and vacant possession of the Demised Premises by THE LESSEE.

28. The fire fighting and fire detection system which is provided by THE LESSOR in accordance with Amendment no.3 to the National Building Code of 1983
     (SP7):1983 Part IV is limited to installation of sprinklers and fire detection system in the basement(s) and common areas of the said Building such as lobbies, staircases corridors, etc. and service shaft for fire fighting and sprinkler services on each floor. If, however, due to any subsequent legislation, Government orders, directives or guidelines or due to any change in the National Building Code, additional fire safety measures are undertaken, then THE LESSEE agrees to pay on demand additional expenditure incurred thereon for installing additional fire safety measures as determined by THE LESSOR which shall be final and binding on THE LESSEE. THE LESSEE agrees that it shall at its own cost and responsibility install fire fighting equipment and systems within the Demised Premises which shall be in compliance with the fire fighting regulations and safety systems as prevalent and approved by the Competent Authorities. However, it is made clear that any lapse on the part of THE LESSEE in installing safe and adequate fire fighting systems within the Demised Premises or any fire, electrical or otherwise, or any kind of hazard originating from the Demised Premises shall not impose any legal and financial liability on THE LESSOR and THE LESSEE agrees to keep THE LESSOR indemnified and harmless in this regard. Similarly THE LESSEE shall ensure that the internal air-conditioning electrical systems and any other work done internally within the Demised Premises shall not pose any fire, electrical, structural, pollution and health hazards. THE

     LESSEE shall be solely responsible for all legal and financial consequences arising therefrom and THE LESSEE agrees to keep THE LESSOR indemnified and harmless in this regard in all respects.

29. If THE LESSEE requires any extra fire fighting systems to be installed in the Demised Premises, including but not limited to extending fire fighting system in the Demised Premises, then the same shall be installed by THE LESSOR at 1.2 times of the actual costs to be payable by THE LESSEE to THE LESSOR.

30. In the event THE LESSOR suggests additional fire safety measures, though not statutorily required, for installation by THE LESSEE within the Demised Premises and THE LESSEE fails to implement THE LESSOR's suggestion either fully or in part, then THE LESSEE alone shall be liable and responsible for all consequences arising from such inaction/decision on its part.

31. It is abundantly made clear to THE LESSEE that the cost incurred by THE LESSEE, during the lease period, to install fire fighting and fire detection systems within the Demised Premises, shall be to its account solely and shall be not borne or refunded by THE LESSOR or deducted from the rent payable to THE LESSOR under any circumstances whatsoever.

32. The specifications and information as to the materials used in construction of the Demised Premises are set out in Annexure -- VII and any change in the specifications as set out in Annexure -- VIII, if desired by THE LESSEE, shall be implemented by THE LESSOR at 1.2 times the actual cost which shall be paid by THE LESSEE to THE LESSOR.

33. THE LESSOR has provided to THE LESSEE car parking spaces in the basement/surface as earmarked in Annexure -- VII subject to payment of rent and maintenance charges as per details mentioned in Annexure -- II. In the event additional car parking spaces are required by THE LESSEE, THE LESSEE shall pay to THE LESSOR additional car parking space charges as may be mutually agreed between the Parties hereto for every additional car parking space provided by THE LESSOR, if available, on the same terms and conditions applicable to rent including rate of escalation, interest free refundable security deposit, maintenance charges stipulated in this Lease Deed.

     In the event of THE LESSOR providing electro mechanical system for car parking spaces, the car parking spaces as earmarked in Annexure -- VII may be re-allocated, provided, however, the number of car parking spaces shall remain the same in terms of this Lease Deed.

34. The use of car parking spaces in the basement(s) in the said Building shall be allowed to THE LESSEE only from 8 a.m. to 8 p.m. from Monday to Friday and from 8 a.m. to 2 p.m. on Saturday except Sundays and Public Holidays. The above timings shall, however, be subject to such restrictions as may be imposed by any statutory authority or for security reason. THE LESSEE shall use the parking spaces only for the purposes of parking its cars and for no other use. THE LESSEE undertakes that it shall not make any constructions on the car parking spaces or create obstruction of any kind on it or around these spaces to hinder the movement of vehicles and persons. Further, without prior permission in writing of THE LESSOR overnight parking of vehicles shall not be permitted for security reasons. Any usage of car parking spaces from 8 p.m. to 8 a.m. on weekdays and after 2 p.m. on Saturdays and any usage thereof on Sundays and Public Holidays would entail additional charges as determined by THE LESSOR.

     However, for the initial 12 months, the use of car parking spaces in the basement(s) in the said Building shall be allowed to THE LESSEE for 24X6 operations on all days except Sundays and Public Holidays.

35. During the term of the Lease Deed, THE LESSOR shall obtain fire and special peril insurance coverage of the entire said Building, including third-party liability and shall make timely payment of all insurance premiums. For record purposes, THE LESSOR shall give THE LESSEE, copies of the insurance policy and the receipts of the premiums paid.

36. During the term of the Lease Deed, THE LESSEE shall obtain comprehensive insurance coverage, including third-party coverage, of all interior works, renovations, furniture, equipment and/or other items kept or stored in the Demised Premises. THE LESSOR shall in no way be responsible for any loss occasioned by THE LESSEE on account of not obtaining comprehensive insurance coverage of all renovations, furniture, equipment and/or other items kept or stored in the Demised Premises. For record purposes, THE LESSEE shall give THE LESSOR, copies of the insurance policy and the receipts of the premiums paid.

37. However, it is made clear that in the event of an accident or fire resulting in damages to either party or to third parties, both Parties agree to take up the matter with their respective insurance companies through the insurance cover including third-party liability.

38. That if at any time during the occupation by THE LESSEE of the Demised Premises, the lifts or the air conditioning system fails to function or fails to maintain the required temperature levels, THE LESSEE will be entitled to call upon and require THE LESSOR to remedy and rectify the system within a reasonable time. Provided, however, that THE LESSOR will ensure that there will not be total absence of lifts and air-conditioning for more than one day at a time.

39. That if any amount payable by THE LESSEE to THE LESSOR by way of rent or otherwise under this Lease Deed shall be in arrears and unpaid for a period of thirty (30) days after the same has become due, or if THE LESSEE shall omit to perform, observe any covenant or condition to be observed and performed on the part of THE LESSEE and shall continue to do so or fails to remedy the breach within thirty (30) days after written notice is received in respect thereof by THE LESSEE, or THE LESSEE is adjudicated as insolvent THE LESSOR may forthwith re-enter upon the Demised Premises or upon any part thereof and this Lease Deed shall thereupon stand determined but without prejudice to any claim which THE LESSOR may have against THE LESSEE in respect of any breach, non-performance or non-observance of the covenants or conditions herein contained. It is further agreed by THE LESSEE that THE LESSOR shall be entitled to adjust all sums due to THE LESSOR including rent, car parking space charges and maintenance charges for the unexpired period of lease, taxes, interests, damages, etc., against all deposits made by THE LESSEE with THE LESSOR under this Lease Deed. In the event the aggregate of arrears of rent, any other sum due and payable and the above mentioned costs exceed the amount deposited as security deposit with THE LESSOR and maintenance security deposit, then THE LESSEE shall pay to THE LESSOR such amounts due to THE LESSOR, over and above such sums deposited by THE LESSEE with THE LESSOR.

40. That if the Demised Premises or any part thereof be destroyed or damaged by fire (not caused by any willful act or negligence of THE LESSEE), earthquake, tempest, flood, lighting, violence of any army or mob or enemies of the country or by any other irresistible force so as to render the Demised Premises unfit for the purpose for which the same was let, THE LESSEE may temporarily vacate the whole or such portion of the Demised Premises as may be required to enable THE LESSOR to carry out repairs in order to restore the Demised Premises as it was then existing at the time of THE LESSEE entering into the Demised Premises (reasonable wear and tear excepted) and in such event, the payment of rent, other charges and maintenance/service charges till the affected area of the Demised Premises or portion thereof are repaired and restored to the state as specified above shall be subject to zero rent and zero maintenance charges to the extent of area affected and vacated at THE LESSOR's instance.

41. THE LESSEE undertakes that during the term of this Lease Deed or any extension thereof, it shall maintain its corporate existence and shall not dissolve or liquidate or enter into an agreement with any party, including but not restricted to a compromise with its creditor(s) such that its corporate existence is or may be questioned, in which event, this Lease Deed shall automatically terminate.

42. THE LESSEE agrees and consents that it would have no objection to THE LESSOR raising finance by way of mortgage/charge of the Demised Premises subject to, however, that the creation of such mortgage/charge of the Demised Premises shall not affect the rights of THE LESSEE to use the Demised Premises during the lease period.

43. THE LESSEE agrees and consents that it would have no objection for transfer either by way of sale, mortgage or in any other manner howsoever, of the Demised Premises and/or the said Building, provided, the rights of THE LESSEE in the Demised Premises remain unaffected vis-a-vis the transferee.

44. THE LESSEE agrees and commits that THE LESSOR shall have sole and absolute right to make additions, raise storeys or put up additional structures as may be permitted by competent authorities and such additional structures and stories shall be the sole property of THE LESSOR, which it will be entitled to dispose of in any way it chooses without any interference on the part of THE LESSEE by itself or with one or more of the rest of occupants of the said Building. Further all the terraces of the said Building including the parapet walls of the terraces shall always be the property of THE LESSOR and THE LESSOR shall be entitled to use the same for any purpose as it may deem fit.

45. That if during the term of the Lease Deed, the Demised Premises or any part thereof be lawfully acquired or requisitioned by the Government or any local body or authority, local or otherwise, THE LESSOR alone shall be entitled to any and all compensation payable and THE LESSEE shall not raise any claim in respect thereof.

46. That if any provision of this Lease Deed shall be determined to be void or unenforceable under applicable law such provisions shall be deemed amended or deleted to the extent necessary to conform to applicable law and the remaining provisions of this Lease Deed shall remain valid and enforceable.

47. That THE LESSEE and THE LESSOR shall abide by the laws of the land and any and all local enactments in respect of this Lease Deed of the Demised Premises. THE LESSOR may, with the prior notice in writing to THE LESSEE, inspect the Demised Premises from time to time at frequencies considered necessary by THE LESSOR and should there be any contravention, THE LESSEE will ensure compliance with the requirements as per applicable laws. Any penalties levied by the Government, State, Municipal Body, etc. as a result of non-complianoe by either Party will be borne by the defaulting party in respect of the Demised Premises.

48. That any notice, letter or communication to be made, served or communicated unto THE LESSOR under these presents shall be in writing and shall be deemed to be duly made, served or communicated only if the notice or letter or communication is addressed to THE LESSOR at the address shown above or such other addresses as may be intimated in writing by THE LESSOR in this behalf and sent by registered post/fax or delivered personally with acknowledgement. Similarly any notice, letter or communication to THE LESSEE shall be deemed to be made, served or communicated only if the same in writing is addressed to the above mentioned address of THE LESSEE or to the address of the Demised Premises after THE LESSEE has shifted to the same, by registered post/fax or delivered personally with acknowledgement.

     This Annexure forms an integral part of the Lease Deed.

     FOR AND ON BEHALF OF                 FOR AND ON BEHALF OF
     DLF CYBER CITY                       WNS GLOBAL SERVICES (P) LTD

     /s/ A.S.Minocha                      /s/ Amit Bhata

     (A.S.MINOCHA)                        (AMIT BHATA)
     AUTHORISED SIGNATORY                 AUTHORISED SIGNATORY

                                                                     ANNEXURE II


COMMERCIAL TERMS AND CONDITIONS FORMING INTEGRAL PART OF LEASE DEED DATED ___________ BETWEEN DLF CYBER CITY AND WNS GLOBAL SERVICES (P) LTD

S.N  Item                     Description                                  Cross Reference
                                                                           (For convenience
                                                                           only)
                                                                           Reference
                                                                           Clause of
a)   Building                 DLF Infinity Towers

b)   Floor (s) and tower      6th Floor, Tower A & 6th Floor,              1 of Lease Deed
                              Tower B, DLF Infinity Towers, Sector 25,
                              Phase -- II, DLF City, Gurgaon -- 122 002.

c)   Aggregate super built    8453,641 Sq.Mtr.
     up area under this
     Lease Deed
                                                                           1 of Lease Deed
                              90,995 Sq.ft.

                              (Ninety Thousand Nine Hundred                1 of Lease Deed
                              Ninety Five Square ft.)

d)   Number of car parks      90 (Ninety) car park spaces (earmarked in    13 of Lease Deed & 33
                              the basements/surface) will be provided      of Annexure -- I
                              free of parking space charges but on
                              payment of maintenance charges. Any
                              additional car parking spaces will be on
                              payment of Rs 2500/- per car park per
                              month along with payment of maintenance
                              charges

e)   Date of Possession for   For Interior works: Infinity Tower 'A'       2 of Lease Deed
     Interior Works           Wet Works -- Immediate
                              Wood Works -- 1st April 2005

                              For Interior works: Infinity Tower 'B'
                              Wet Works -- 1st March 2005
                              Wood Works -- 1st May 2005

f)   Date of Lease            6th Floor, Tower A -- 1st May, 2005          2 of Lease Deed
     Commencement             6th Floor Tower B -- 1st June, 2005

g)   Date of Rent             6th Floor, Tower A -- 1st Aug, 2005          2 of Lease Deed
     Commencement             6th Floor Tower B -- 1st Nov, 2005

h)   Initial lease period     Fifty Four (54) Months                       15 of Lease Deed
     from the Date of Lease
     Commencement

i)   Option to renew Lease    One term of Fifty Four (54) months           14 of Lease Deed
     Deed for further
     period(s)

j)   Rent Payable on super    Rs 30 (Rupees Thirty) Per Sq.Ft. Per Month   4 of Lease Deed
     built-up area for        in bare shell condition
     initial lease period

k)   Increase in rent for     The increase in rent shall be subject to
     subsequent period(s)     fair market valuation after the first
     of Lease                 Fifty Four (54)

                              months and the parties may mutually agree    10 & 14 of Lease Deed
                              upon the increase in rent, subject to a
                              maximum of 15% percent over the last rent
                              paid

l)   Car parking space        NIL
     charges
                                                                           33 of Annex -- I
m)   Bulk Electricity         Rs. 16,50,000 (Rupees Sixteen Lac Fifty
     Supply Deposit (For      Thousand only)                               27 of Annex -- I
     550 KVA of power load
     @ Rs 3000 per KVA of
     power load)

n)   Interest Free            Rs 81,89,550 (Rupees Eighty One Lac Eighty   8, 9, 10 & 14 of Lease
     Refundable Security      Nine Thousand Five Hundred Fifty Only)       Deed
     Deposit always           For the initial period of lease. For
     equivalent to rent of    subsequent period(s) of lease, the amount
     Three (03) months at     shall stand increased by such percent as
     any given point of       mentioned in Clause (k) above.
     lease

     - Paid at the time of    Rs 54,59,700 (Rupees Fifty Four Lac Fifty
     signing of MOU dated     Nine Thousand Seven Hundred Only)
     7th February 2005 by     equivalent to 2 months Rent)
     and between the Parties

     - Payable on the Lease   Rs 27,29,850 (Rupees Twenty Seven Lacs
     Commencement Date        Twenty Nine Thousand Eight Hundred Fifty
                              Only)

o)   Interest Free            Rs 57,32,685/- (Rupees Fifty Seven Lacs      12 of Lease Deed
     Refundable Maintenance   Thierty Two Thousand Six Hundred Eighty
     Security Deposit @ Rs.   Five Only))
     63 Per Sq.Ft. (Payable
     on the Lease
     Commencement Date)

p)   Lock- in- period from    Thirty Six (36) (Months)
     the Date of Lease                                                     3 & 14 of Lease Deed
     Commencement

q)   Notice period for        Six (6) (Months)                             3 of Lease Deed
     termination of Lease                                                  11 of Annexure 1
     Deed

r)   Charges for External     Rs 7,50,000/- (Rupees Seven Lacs Fifty
     Signage                  Thousand Only) per annum to be paid in
                              advance


This Annexure forms an integral part of the Lease Deed.



FOR AND ON BEHALF OF                             FOR AND ON BEHALF OF
DLF CYBER CITY                                   WNS GLOBAL SERVICES (P) LTD


  /s/ A.S.Minocha                                   /s/ Amit Bhatia
    (A.S.MINOCHA)                                    (AMIT BHATIA)
AUTHORISED SIGNATORY                             AUTHORISED SIGNATORY

                                                                    ANNEXURE III


                          (TENTATIVE SIXTH FLOOR PLAN
                          BLOCK A & B, INFINITY TOWER)

                                ANNEXURE-IV(a)

TENTATIVE SUPER BUILT UP AREA CALCULATIONS
BLOCK 'A', INFINITY TOWERS

--------------------------------------------------------------------------------------------
FLOOR/           OFFICE AREA         TERRACE AREA         SUPER AREA          TOTAL SUPER
OFFICE NO.                                                                   BUILT UP AREA
               -----------------------------------------------------------------------------
                (SQM)     (SFT)      (SQM)   (SFT)      (SQM)     (SFT)      (SQM)     (SFT)
--------------------------------------------------------------------------------------------
SIXTH/6F       2840.896   30579     65.340   703       3551.120   38224     3583.790   38576
--------------------------------------------------------------------------------------------
TOTAL          2840.896   30579     65.340   703       3551.120   38224     3583.790   38576
--------------------------------------------------------------------------------------------

Aforesaid areas are tentative and subject to change, the final areas shall be confirmed by the DLF on the date of possession upon completion of construction of the said building after accounting for changes during construction, if any. The Super built up area shall be the sum of Office area of the said premises and its prorata share of Common areas in the entire said building i.e., Infinity Towers.
Whereas the Office area of the said premises shall mean the entire area enclosed by its periphery walls including area under walls, wall cladding, columns AHU and electrical rooms, half the area of walls common with other premises etc. which form integral part of said premises and Common area shall mean all such parts/areas in the said building which WNS Global Services/Occupants of the said premises shall use by sharing with other Allottees/Occupants in the said building including entrance canopy and lobby, stilt area, atrium, corridors and passages, common toilets, area of cooling towers, security/fire control room(s), lift shafts, all electrical shafts, D.G. shafts, A C shafts pressurisation shafts, plumbing and fire shafts on all floors and rooms, staircases, mumties, refuge areas, lift machine rooms, water tanks, electric sub station and transformers. In addition entire services area in basement including but not limited to D.G. set rooms, AC plant room underground water and other storage tanks, pump rooms, maintenance and service rooms, fan rooms and circulation areas etc. shall be counted towards common area.
Super built up area of offices provided with attached useable open terrace(s) shall also include half the area of such terrace(s).

                                 ANNEXURE-(IV)b


TENTATIVE SUPER BUILT UP AREA CALCULATIONS
BLOCK 'B', INFINITY TOWERS

-------------------------------------------------------------------------------------
FLOOR/                                                               TOTAL SUPER
OFFICE NO.     OFFICE AREA        TERRACE AREA    SUPER AREA         BUILT UP AREA
               ----------------------------------------------------------------------
                (SQM)     (SFT)   (SQM)   (SFT)    (SQM)     (SFT)    (SQM)     (SFT)
-------------------------------------------------------------------------------------
SIXTH/6F       3895.838   41935     -       -     3583.790   52419   3583.790   52419
-------------------------------------------------------------------------------------
TOTAL          3895.838   41935     -       -     3583.790   52419   3583.790   52419
-------------------------------------------------------------------------------------

Aforesaid areas are tentative and subject to change, the final areas shall be confirmed by the DLF on the date of possession upon completion of construction of the said building after accounting for changes during construction, if any. The Super built up area shall be the sum of Office area of the said premises and its prorata share of Common areas in the entire said building i.e., Infinity Towers.
Whereas the Office area of the said premises shall mean the entire area enclosed by its periphery walls including area under walls, wall cladding, columns AHU and electrical rooms, half the area of walls common with other premises etc. which form integral part of said premises and Common area shall mean all such parts/areas in the said building which WNS Global Services/Occupants of the said premises shall use by sharing with other Allottees/Occupants in the said building including entrance canopy and lobby, stilt area, atrium, corridors and passages, common toilets, area of cooling towers, security/fire control room(s), lift shafts, all electrical shafts, D.G. shafts, AC shafts, pressurisation shafts, plumbing and fire shafts on all floors and rooms, staircases, mumties, refuge areas, lift machine rooms, water tanks, electric sub station and transformers. In addition entire services area in basement including but not limited to D.G. set rooms, AC plant room underground water and other storage tanks, pump rooms, maintenance and service rooms, fan rooms and circulation areas etc. shall be counted towards common area.
Super built up area of offices provided with attached useable open terrace(s) shall also include half the area of such terrace(s).

                                 ANNEXURE V(A)
 STATEMENT OF RENT, INTEREST FREE SECURITY, INTEREST FREE MAINTENANCE SECURITY
        PAYABLE BY M/S WNS GLOBAL SERVICES (P) LTD TO M/S CYBER CITY LTD
                           DURING THE PERIOD OF LEASE
                   FOR SIXTH FLOOR, TOWER A, INFINITY TOWERS


------------------------------------------------------------------------------------------------------------------------------------
PERIOD                      RENT PAYABLE PER                 *INTEREST FREE     Estimated            INTEREST FREE          Free
                            MONTH                                               Maintenance
(In Months)                 FOR AN AREA 38,576               SECURITY (IFS)     Charges per          MAINTENANCE            Car
                            SQ. FT. (in Rs.)                 (IN Rs.)           month (Rs.)          SECURITY (IFMS)        Parking
                                                             EQUIVALENT TO      (estimated to be     @ Rs63 per sq. ft.     Space
                                                             3 MONTHS           @21/- per sq. ft.    (equivalent to
                                                             PREVAILING         per month            3 months maintenance
                                                             RENT               presently)           charges which are
------------------------------------------------------------                                         presently estimated
BEGINNING      ENDING       Rentals (Rs.)    Total Rental                                            to be Rs21/- per
FROM           ON           per sq. ft. of   For 38,576                                              sq. ft. per month
                            the Super        sq. ft. (Rs.)                                           for 24 X 6
                            Built Up                                                                 Operations)
                            Area
------------------------------------------------------------------------------------------------------------------------------------
1st May 2005   31st         30               1157280         3471840            810096               2430288                38
               October
               2009
------------------------------------------------------------------------------------------------------------------------------------
1st November   30th April   34.5             1330872         3992616            810096               2430288                38
2009           2014
------------------------------------------------------------------------------------------------------------------------------------


Note: 1. Assuming escalation after 4.5 years of lease is to the maximum of 15%.
         The rentals and interest free security increases proportionately.

2. The maintenance charges are at 1.2 times of the actuals presently capped to be Rs.21.00 for 24*6 Operations.

3. Any additional car parking space @2500/-per month per car park besides 38 free car parking space. Subject to availability of space.

4. The first term of lease will be expiring on 31st October, 2009. First Renewal will be for a 54 months starting from 1st November, 2009.

5. Payment of Rent shall begin from 1st August 2005.

                                ANNEXURE V(B)
 STATEMENT OF RENT, INTEREST FREE SECURITY, INTEREST FREE MAINTENANCE SECURITY
        PAYABLE BY M/S WNS GLOBAL SERVICES (P) LTD TO M/S CYBER CITY LTD
                           DURING THE PERIOD OF LEASE
                   FOR SIXTH FLOOR, TOWER B, INFINITY TOWERS


------------------------------------------------------------------------------------------------------------------------------------
PERIOD                      RENT PAYABLE PER                 *INTEREST FREE     Estimated            INTEREST FREE          Free
                            MONTH                                               Maintenance
(In Months)                 FOR AN AREA 52,419               SECURITY (IFS)     Charges per          MAINTENANCE            Car
                            SQ. FT. (in Rs.)                 (IN Rs.)           month (Rs.)          SECURITY (IFMS)        Parking
                                                             EQUIVALENT TO      (estimated to be     @ Rs63 per sq. ft.     Space
                                                             3 MONTHS           @21/- per sq. ft.    (equivalent to
                                                             PREVAILING         per month            3 months maintenance
                                                             RENT               presently)           charges which are
------------------------------------------------------------                                         presently estimated
BEGINNING      ENDING       Rentals (Rs.)    Total Rental                                            to be Rs21/- per
FROM           ON           per sq. ft. of   For 52,419                                              sq. ft. per month
                            the Super        sq. ft. (Rs.)                                           for 24 X 6
                            Built Up                                                                 Operations)
                            Area
------------------------------------------------------------------------------------------------------------------------------------
1st June 2005  31st         30               1572570         4717710            1100799              3302397                52
               November
               2009
------------------------------------------------------------------------------------------------------------------------------------
1st December   31st May     34.5             1808455.5       5425366.5          1100799              3302397                52
2009           2014
------------------------------------------------------------------------------------------------------------------------------------


Note: 1. Assuming escalation after 4.5 years of lease is to the maximum of 15%.
         The rentals and interest free security increases proportionately.

2. The maintenance charges are at 1.2 times of the actuals presently capped to be Rs.21.00 for 24*6 Operations.

3. Any additional car parking space @2500/-per month per car park besides 38 free car parking space. Subject to availability of space.

4. The first term of lease will be expiring on 30th November, 2009. First Renewal will be for 54 months starting from 1st December, 2009.

5. Payment of Rent shall begin from 1st November 2005.

                                                                  ANNEXURE -- VI

            MONTHLY MAINTENANCE AND SERVICE EXPENDITURE (INDICATIVE)

The expected monthly maintenance and service expenditure shall be 1.20 times the sum total of the following expenditure calculated on sq.ft. of super built-up area basis and shall be charged every month. The expenditure shall include but shall not be limited to the following:

1. Service contract expenditure including taxes & statutory levies as applicable, charges for operation and maintenance of all electro-mechanical equipments and all equipment additionally installed by THE
     LESSOR/maintenance agency.

2.   Cost of water for all purposes.

3. Cost of electricity for central air-conditioning and all services provided including in the parking, common and external areas.

4. Cost of maintenance of landscaped areas, compound wall, tube well, electrification sewerage, roads and paths and any other services within the boundary of the said Plot.

5. Cost of maintenance, cleaning, painting and necessary replacements of a revenue nature in common areas including cost of maintenance of basements and common services therein.

6.   Cost of security services.

7. Cost of administrative staff, maintenance staff of the said Building and the manager, directly related to the maintenance of the said Building.

8.   Cost of all consumables for all services in common areas.

9.   Annual fees of various authorities.

10.  Cost of diesel and lubricants for DG sets.

11.  Cost of all replacements/refurnishings of parts.

12. Cost of insurance of the said Building and fitouts when fitted out space is provided.

13. Township maintenance charges till the services of the colony are handed over to a local body or authority.

14. Depreciation/sinking fund of all electro-mechanical equipments, including but not limited to chillers, D.G. Sets and lifts.

15.  Cost of exclusive services, if any, provided to the occupant.

16.  Maintenance Charges for Car Parking Space.

                                                                    ANNEXURE VII

               CAR PARKING SPACES EARMARKED FOR USE BY THE LESSEE

Number of car parking spaces earmarked in the basement/surface for use by M/s WNS Global Services (P) Ltd

90 (NINETY) NUMBERS

                                                                   ANNEXURE VIII

       TENTATIVE SPECIFICATIONS FOR COMMERCIAL BUILDINGS AT BLOCK A & B,
                     DLF INFINITY TOWERS, DLF CITY, GURGAON

--------------------------------------------------------------------------------
STRUCTURE                   RCC framed structure
--------------------------------------------------------------------------------
Finishes
--------------------------------------------------------------------------------
External Facade             Combination of Clear Float Glass and/or Reflective
                            floats glass with Granite / Metal Cladding /
                            Exterior paint / any other.
--------------------------------------------------------------------------------
Atrium, Lift Lobbies        Combination of Indian marbles and / or granites.
Floors & Walls.
--------------------------------------------------------------------------------
Main staircase(s) / Fire    Terrazzo / Kota Stone / Good concrete.
Escape staircase(s)
--------------------------------------------------------------------------------
Elevators                   High Speed Passenger Elevators.
                            Service Elevator
--------------------------------------------------------------------------------
Basement                    Basement for parking & services.
--------------------------------------------------------------------------------
Amenities                   Centrally Air Conditioned Building -- Provision for
                            office area Air Conditioning provided up to AHU on
                            each floor. The internal distribution system of
                            Air Conditioning shall be sole responsibility of
                            the tenant.
--------------------------------------------------------------------------------
Power Back-up               100% power back-up including power back-up for AC
                            system also.
--------------------------------------------------------------------------------
Fire Fighting               Sprinkler and fire detection system will be provided
                            in the basement area and common area only as per
                            NBC. For fire fighting & sprinkler services in
                            Office area, provisions will be made up to service
                            shaft on each floor.
--------------------------------------------------------------------------------
Wash room                   Gents / Ladies Toilet on each floor as per statutory
                            norms, CI/GI piping will be provided, but no CP
                            fittings, Fixtures Wall / Floor finishes. Door &
                            shutters will be provided.
--------------------------------------------------------------------------------
Electricity/Telephone       Provision on each floor up to the shaft. Connections
                            have to be arranged by respective owners/users. No
                            Electric conduits or wiring shall be provided in the
                            slab.
--------------------------------------------------------------------------------

                                      NOTE:

A. Materials, specially the imported ones, are subject to availability as per prevalent policies of Govt. of India.

B. Larger floor heights provided are due to architectural reasons. However, from the view point of air conditioning load, the height of false ceiling to be done by the Occupants shall not exceed 3 mtrs. from the finished floor level.

C. The above mentioned specifications are for common area only. The office area will be in "BARE SHELL" condition only i.e. cement flooring, no plaster on concrete columns, walls or ceiling except on brick walls wherever provided. All fittings, A.C. Ducts, Electrical distribution and Fire Fighting, etc. shall be the sole responsibility of the Occupants.

D. Plumbing provision for extra toilets may be given at one/two different locations.

E. The above specifications are tentative and are subject to change at the sole discretion of the Lessor.

                                                                     ANNEXURE IX

CONDITIONS OF THE DEMISED PREMISES ON HANDOVER DATE FOR OCCUPATION AT THE TIME OF HANDOVER FOR OCCUPATION, THAT IS 1ST MAY 2005 FOR TOWER A & 1ST JUNE 2005 FOR TOWER B.

Completion status of the building to be achieved at the time of the building operation date.

     1. The Demised Premises shall be operational along with all services such as Air-conditioning, power back-up, water supply to start operations.

     2.   Passenger and service lifts to support THE LESSEE's operations.

     3. Cables of telephone service provider shall be terminated to the basement of the said building. Service provider to discuss all other last mile connectivity issues with THE LESSEE's IT team and THE LESSOR to provide all possible assistance for the same.

     4. AHUs, DGs and chillers shall be operational for servicing the Demised Premises.

                                                                      ANNEXURE X

           THE LESSEE'S RESPONSIBILITY DURING INTERIOR FITOUTS WORK, ADDITIONS/MODIFICATIONS/ALTERATIONS OF INTERIOR WORKS (REFERRED HEREINAFTER AS
           INTERIOR WORKS) AND DURING THE LEASE TENURE/LEASE RENEWAL

THE LESSOR has provided the fire detection systems as elaborated in Part B. These systems are as per NBC norm.

A.   THE LESSEE will be responsible to ensure that:

1. The existing sprinkler system provided is not to be isolated or closed at any point of time during interior works. For providing sprinklers below false ceiling a separate network of sprinklers to be installed.

2. THE LESSOR has provided the electrical tap-off in electrical room along with a submeter installed. THE LESSEE to tap-off electricity through proper distribution panel/board properly earthed. The distribution of electricity inside the premises during the interior works shall be the responsibility of THE LESSEE.

3. While doing any hot works, THE LESSEE is to ensure that adequate standby firefighting mechanism in place which includes fire extinguishers, sand buckets, etc.

4. Zonal fire detection panels are provided on all floors. THE LESSEE to ensure that at any point of time there would be some smoke detectors spread over the Demised Premises operational and connected to the Zonal panel.

5. THE LESSEE to use fire retardant material in the design of their interior works.

6. During interior works, THE LESSEE to ensure proper signages and fire escape routes are prominently displayed inside their premises.

7. THE LESSEE to ensure that the electro-mechanical system installed in the Demised Premises is properly maintained during their interior works and at the time of operations. THE LESSEE to also ensure that no fire spreads from the premises.

8. While designing of interior works, it should be kept in mind that the access to the fire hydrants is not restricted in any way.

9. Security Guards professionally trained in fire fighting systems to be deployed on each floor during all shifts round the clock. They should be capable of handling the fire fighting equipment provided on the floors such as fire hydrants, etc.

10. The entire building is a no smoking zone. THE LESSEE to ensure that even during interior works no person smokes inside the building.

11. No items of any nature to be stored in Electrical Control/Panel Room. A stray electrical spark may result in such items catching fire; moreover, presence of such items may impede access to Control Panel in times of emergency.

12.  Please refrain from use of cooking gas in your pantries/kitchens.

13. No Parking of CNG/LPG powered cars in basements as the chances of occurrence of fire/explosion in such vehicles are very high.

14.  No storage of any material/records in basement, to enable free movement.

15. THE LESSEE's Security Personnel should not remain inside the offices after they have been closed for the day. Unauthorised smoking by such staff can also contribute to major fire. After closing hours, your Security be stationed outside the office (and not within), and the interiors of the offices can be monitored by them over closed circuit video cameras.

16. Fire detection, alarm systems and fire fighting systems must not be closed or isolated during the period when interior works are carried out or during the lease period or lease renewal period.

B. The following fire-detection and alarm system are provided as per NBC norms inside the premises:

  Fire Detection & Alarm System:
  -------------------------------

     1. Main control / Alarm panel located in security room connected with the floor-wise zonal panel located near the staircase.
     2. The Smoke / Heat Detectors installed by the floor occupant are connected to the zonal panels located on the floors.
     3. The main panel has inbuilt zone-wise fire detector and automatic alarm on all floors, through an amplifier.
     4. All AHUs and other ventilation / pressurization systems are operationally hooked-up with fire alarm / detection system.

   Fire Fighting System
   --------------------

   The following fire fighting systems are provided along with:
      o  Fire Pumps (Hydrants & sprinkler)
      o  Jockey pumps
      o  Diesel Driven engine pump
      o  Fire Hydrants
      o  Hose reels
      o  Fire extinguishers in common areas
      o  Sprinkler systems
      o  Public address and Alarm System
      o  Automatic / manual Fire Alarm system

The Fire Hydrant systems comprises of internal fire hydrant system available on all the floors and the external hydrant system around the building.

Sprinkler system is provided in basement, Lift lobby and service area and office areas as per NBC norms.